Exhibit 99.1
Table 1
HARRIS CORPORATION
Fiscal 2008
HISTORICAL RECLASSIFIED OPERATING SEGMENT DATA
(Unaudited)

	Quarter Ended
	September 28,	December 28,	March 28,	June 27,	Total Fiscal
	2007	2007	2008	2008	2008
	(In millions)
Revenue
RF Communications	$316.5	$357.1	$391.9	$441.3	$1,506.8
Government Communications Systems	603.9	624.7	608.2	641.3	2,478.1
Broadcast Communications	146.7	163.6	158.6	174.2	643.1
Harris Stratex Networks	172.3	181.1	178.2	186.8	718.4
Corporate Eliminations	(8.9)	(8.8)	(7.3)	(10.4)	(35.4)

	$1,230.5	$1,317.7	$1,329.6	$1,433.2	$5,311.0

Income Before Income Taxes and Minority Interest
Segment Operating Income (Loss):
RF Communications	$110.8	$124.2	$141.4	$149.1	$525.5
Government Communications Systems	63.8	67.3	21.4	73.5	226.0
Broadcast Communications	10.4	8.2	7.1	8.1	33.8
Harris Stratex Networks	(1.0)	(0.8)	9.2	(35.9)	(28.5)
Headquarters expense	(18.6)	(18.4)	(18.2)	(18.8)	(74.0)
Corporate eliminations	(1.4)	(1.3)	(1.6)	(3.0)	(7.3)
Non-operating income	1.7	4.2	2.8	2.7	11.4
Net interest expense	(13.1)	(12.2)	(12.0)	(11.1)	(48.4)

	$152.6	$171.2	$150.1	$164.6	$638.5

Table 2
HARRIS CORPORATION
Fiscal 2007
HISTORICAL RECLASSIFIED OPERATING SEGMENT DATA
(Unaudited)

	Quarter Ended
	September 29,	December 29,	March 30,	June 29,	Total Fiscal
	2006	2006	2007	2007	2007
	(In millions)
Revenue
RF Communications	$263.7	$285.5	$304.4	$325.5	$1,179.1
Government Communications Systems	459.2	483.7	500.3	553.9	1,997.1
Broadcast Communications	139.8	155.0	138.6	166.1	599.5
Harris Stratex Networks	93.6	101.3	139.0	174.1	508.0
Corporate Eliminations	(9.5)	(9.3)	(9.9)	(12.0)	(40.7)

	$946.8	$1,016.2	$1,072.4	$1,207.6	$4,243.0

Income Before Income Taxes and Minority Interest
Segment Operating Income (Loss):
RF Communications	$87.7	$95.7	$107.4	$112.4	$403.2
Government Communications Systems	53.0	55.8	63.9	52.9	225.6
Broadcast Communications	8.8	13.0	(18.1)	8.2	11.9
Harris Stratex Networks	7.9	8.1	141.0	(10.1)	146.9
Headquarters expense	(16.4)	(17.6)	(16.2)	(19.4)	(69.6)
Corporate eliminations	(4.5)	(3.9)	(2.8)	(2.2)	(13.4)
Non-operating income (loss)	(18.5)	(0.2)	2.8	(0.3)	(16.2)
Net interest expense	(7.4)	(7.3)	(5.9)	(7.0)	(27.6)

	$110.6	$143.6	$272.1	$134.5	$660.8

HARRIS CORPORATION
HISTORICAL RECLASSIFIED OPERATING SEGMENT DATA (UNAUDITED)
Fiscal 2008 and Fiscal 2007
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES AND
REGULATION G DISCLOSURE
Tables 3 and 4 and the related notes set forth reclassified operating segment data and other financial information to reflect changes in the Company’s organizational structure, which became effective June 28, 2008, as adjusted to exclude certain costs, expenses, gains and losses. The Company’s management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. The Company’s management also believes that these non-GAAP financial measures enhance the ability of investors to analyze the Company’s business trends and to understand the Company’s performance. In addition, the Company may utilize non-GAAP financial measures as a guide in its forecasting, budgeting, and long-term planning process and to measure operating performance for some management compensation purposes. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. A reconciliation of these non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP follows:

Table 3
HARRIS CORPORATION
Fiscal 2008 – Non-GAAP
HISTORICAL RECLASSIFIED OPERATING SEGMENT DATA
(Unaudited)

	Quarter Ended
	September 28,	December 28,	March 28,	June 27,	Total Fiscal
	2007 (A)	2007 (B)	2008 (C)	2008 (D)	2008
	(In millions)
Revenue
RF Communications	$316.5	$357.1	$391.9	$441.3	$1,506.8
Government Communications Systems	603.9	624.7	608.2	641.3	2,478.1
Broadcast Communications	146.7	163.6	158.6	174.2	643.1
Harris Stratex Networks	172.3	181.1	178.2	186.8	718.4
Corporate Eliminations	(8.9)	(8.8)	(7.3)	(10.4)	(35.4)

	$1,230.5	$1,317.7	$1,329.6	$1,433.2	$5,311.0

Income Before Income Taxes and Minority Interest
Segment Operating Income (Loss):
RF Communications	$110.8	$124.2	$141.4	$149.1	$525.5
Government Communications Systems	64.4	67.6	21.8	73.9	227.7
Broadcast Communications	10.4	10.0	7.2	8.2	35.8
Harris Stratex Networks	7.3	11.3	10.7	(19.1)	10.2
Headquarters expense	(18.6)	(18.4)	(18.2)	(18.8)	(74.0)
Corporate eliminations	(1.4)	(1.3)	(1.6)	(3.0)	(7.3)
Non-operating income	1.7	4.2	2.8	2.7	11.4
Net interest expense	(13.1)	(12.2)	(12.0)	(11.1)	(48.4)

	$161.5	$185.4	$152.1	$181.9	$680.9

Table 4
HARRIS CORPORATION
Fiscal 2007 – Non-GAAP
HISTORICAL RECLASSIFIED OPERATING SEGMENT DATA
(Unaudited)

	Quarter Ended
	September 29,	December 29,	March 30,	June 29,	Total Fiscal
	2006 (E)	2006 (F)	2007 (G)	2007 (H)	2007
			(In millions)
Revenue
RF Communications	$263.7	$285.5	$304.4	$325.5	$1,179.1
Government Communications Systems	459.2	483.7	500.3	553.9	1,997.1
Broadcast Communications	139.8	155.0	138.6	166.1	599.5
Harris Stratex Networks	93.6	101.3	139.0	174.1	508.0
Corporate Eliminations	(9.5)	(9.3)	(9.9)	(12.0)	(40.7)

	$946.8	$1,016.2	$1,072.4	$1,207.6	$4,243.0

Income Before Income Taxes and Minority Interest
Segment Operating Income:
RF Communications	$87.7	$95.7	$107.4	$112.4	$403.2
Government Communications Systems	53.0	55.8	63.9	52.9	225.6
Broadcast Communications	8.8	13.0	5.0	11.5	38.3
Harris Stratex Networks	7.9	9.8	4.1	7.7	29.5
Headquarters expense	(16.4)	(17.6)	(16.2)	(19.4)	(69.6)
Corporate eliminations	(4.5)	(3.9)	(2.8)	(2.2)	(13.4)
Non-operating income (loss)	1.3	(0.2)	2.8	(0.3)	3.6
Net interest expense	(7.4)	(7.3)	(5.9)	(7.0)	(27.6)

	$130.4	$145.3	$158.3	$155.6	$589.6

HARRIS CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
HISTORICAL RECLASSIFIED OPERATING SEGMENT DATA (UNAUDITED)
Fiscal 2008 and Fiscal 2007
Notes to tables 3 and 4:
Note A – GAAP operating income (loss) for the quarter ended September 28, 2007 was income of $63.8 million for the Government Communications Systems segment and a loss of $1.0 million for the Harris Stratex Networks segment. Government Communications Systems segment GAAP operating income is adjusted to exclude a $0.6 million pre-tax charge related to integration costs associated with the acquisition of Multimax Incorporated (“Multimax”). Harris Stratex Networks segment GAAP operating income is adjusted to exclude an $8.3 million pre-tax charge related to transaction and integration costs associated with the Stratex Networks, Inc. (“Stratex”) combination.
Note B – GAAP operating income (loss) for the quarter ended December 28, 2007 was income of $67.3 million for the Government Communications Systems segment, income of $8.2 million for the Broadcast Communications segment and a loss of $0.8 million for the Harris Stratex Networks segment. Government Communications Systems segment GAAP operating income is adjusted to exclude a $0.3 million pre-tax charge related to integration costs associated with the acquisition of Multimax. Broadcast Communications segment GAAP operating income is adjusted to exclude a $1.8 million pre-tax charge related to transaction and integration costs associated with the acquisition of Zandar Technologies plc (“Zandar”). Harris Stratex Networks segment GAAP operating income is adjusted to exclude a $12.1 million pre-tax charge related to transaction and integration costs associated with the Stratex combination.
Note C – GAAP operating income for the quarter ended March 28, 2008 was $21.4 million for the Government Communications Systems segment, $7.1 million for the Broadcast Communications segment and $9.2 million for the Harris Stratex Networks segment. Government Communications Systems segment GAAP operating income is adjusted to exclude a $0.4 million pre-tax charge related to integration costs associated with the acquisition of Multimax. Broadcast Communications segment GAAP operating income is adjusted to exclude a $0.1 million pre-tax charge related to integration costs associated with the acquisition of Zandar. Harris Stratex Networks segment GAAP operating income is adjusted to exclude a $1.5 million pre-tax charge related to transaction and integration costs associated with the Stratex combination.
Note D – GAAP operating income (loss) for the quarter ended June 27, 2008 was income of $73.5 million for the Government Communications Systems segment, income of $8.1 million for the Broadcast Communications segment and a loss of $35.9 million for the Harris Stratex Networks segment. Government Communications Systems segment GAAP operating income is adjusted to exclude a $0.4 million pre-tax charge related to integration costs associated with the acquisition of Multimax. Broadcast Communications segment GAAP operating income is adjusted to exclude a $0.1 million pre-tax charge related to integration costs associated with the acquisition of Zandar. Harris Stratex Networks segment GAAP operating loss is adjusted to exclude a $16.8 million pre-tax charge related to an inventory write-down and transaction and integration costs associated with the Stratex combination.
Note E – GAAP non-operating loss for the quarter ended September 29, 2006 was $18.5 million. GAAP non-operating income (loss) is adjusted to exclude a $19.8 million pre-tax write-down of the Company’s investment in Terion, Inc. due to an other-than-temporary impairment.
Note F – Harris Stratex Networks segment GAAP operating income for the quarter ended December 29, 2006 was $8.1 million. Harris Stratex Networks segment GAAP operating income is adjusted to exclude a $1.7 million pre-tax charge related to transaction and integration costs associated with the Stratex combination.
Note G – GAAP operating income (loss) for the quarter ended March 30, 2007 was a loss of $18.1 million for the Broadcast Communications segment and income of $141.0 million for the Harris Stratex Networks segment. Broadcast Communications segment GAAP operating income is adjusted to exclude a $4.2 million pre-tax charge related to severance and other expenses associated with cost-reduction actions and an $18.9 million pre-tax write-down of capitalized software associated with the Company’s decision to discontinue an automation software development effort. Harris Stratex Networks segment GAAP operating income is adjusted to exclude a $163.4 million pre-tax gain on the Stratex combination and a $26.5 million pre-tax charge related to transaction and integration costs associated with the Stratex combination.
Note H – GAAP operating income (loss) for the quarter ended June 29, 2007 was income of $8.2 million for the Broadcast Communications segment and a loss of $10.1 million for the Harris Stratex Networks segment. Broadcast Communications segment GAAP operating income is adjusted to exclude a $3.3 million pre-tax charge related to severance and other expenses associated with cost-reduction actions. Harris Stratex Networks segment GAAP operating income is adjusted to exclude a $17.8 million pre-tax charge related to transaction and integration costs associated with the Stratex combination.